Components of Working Capital - Accounts Receivable, Net Table (Details) - USD ($) $ in Thousands		Dec. 31, 2015	Dec. 31, 2014
Receivables [Abstract]
Trade receivables, net		$ 143,557	$ 119,170
Other receivables, net		49,772	3,597
Total accounts receivable, net	[1],[2]	$ 193,329	$ 122,767

[1]	Accounts receivable, net includes amounts receivable from affiliates (as defined in Note 1) of $42.7 million and $64.7 million as of December 31, 2015 and 2014, respectively. Accounts receivable, net as of December 31, 2015, also includes an insurance claim receivable related to an incident at the DBM complex. See Note 1.
[2]	Financial information as of December 31, 2015, has been recast to include the financial position and results attributable to the Springfield system, and the financial information as of December 31, 2014, has been recast to include the financial position and results attributable to the Springfield and DBJV systems. See Note 1 and Note 2.